Exhibit 24(b)(8.166):  Sixth Amendment to Selling and Services Agreement and Fund Participation Agreement dated November 1, 2018, by and among Voya Retirement Insurance and Annuity Company, Voya Institutional Plan Services, LLC, Voya Financial Partners, LLC, Hartford Administrative Services Company, Hartford Funds Distributors, LLC and Hartford Funds Management Company, LLC

SIXTH AMENDMENT TO

SELLING AND SERVICES AGREEMENT AND FUND PARTICIPATION AGREEMENT

This Sixth Amendment dated November 1, 2018 is by and among Voya Retirement Insurance and Annuity Company (“Voya Retirement”), Voya Financial Partners, LLC (“Voya Financial”), Voya Institutional Plan Services, LLC (“Voya Institutional”) (collectively “VOYA” or the “Company”), Hartford Administrative Services Company (“HASCO” or the “Transfer Agent”), Hartford Funds Distributors, LLC (“HFD”) and Hartford Funds Management Company, LLC (“HFMC”) (HASCO, HFD and HFMC are collectively referred to herein as “Fund Agent”). Unless otherwise specified, all capitalized terms contained in this Agreement and in the schedules attached hereto and made a part hereof shall have the meanings ascribed to such terms in this Agreement.

WITNESSETH:

WHEREAS, VOYA and Fund Agent are parties to a certain Selling and Services Agreement and Fund Participation Agreement dated September 2, 2008, as amended  (the “Agreement); and

WHEREAS, pursuant to Section 18 of the Agreement, VOYA and Fund Agent desire to amend the Agreement to replace Exhibit A thereto; and

            NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

  Exhibit A is deleted in its entirety and replaced by the revised Exhibit A attached hereto.

2.       Exhibit A-1 is hereby added to the Agreement to apply to new retirement plan business as of April 1, 2019.  Exhibit A to the Agreement remains in effect to cover retirement plan business in place prior to April 1, 2019.  References in the Agreement to "Exhibit A" shall be deemed to be references to "Exhibit A-1" for all new plan business on or after April 1, 2019.

Except as specifically modified by this Amendment, the Agreement shall remain in full force and effect and all capitalized terms not defined in this Amendment shall have the same meaning as in the Agreement.

Executed original copies of this Amendment may be delivered by facsimile or digital transmission and such facsimile or digital copies shall be deemed original for all purposes.

Next page is signature page.

204161292_5 LAW                                                                            1

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers as of the day and year first above written.

HARTFORD ADMINISTRATIVE SERVICES COMPANY

By: /s/ Gregory Frost
Name: Gregory Frost
Title: Chief Financial Officer

HARTFORD FUNDS DISTRIBUTORS, LLC

By: /s/ Gregory Frost
Name: Gregory Frost
Title: Chief Financial Officer

HARTFORD FUNDS MANAGEMENT COMPANY, LLC

By: /s/ Gregory Frost
Name: Gregory Frost
Title: Chief Financial Officer

204161292_5 LAW                                                                            2

VOYA RETIREMENT INSURANCE AND ANNUITY COMPANY

By: /s/ Scott Stevens
Name: Scott Stevens
Title: Vice President

VOYA INSTITUTIONAL PLAN SERVICES, LLC

By: /s/ Scott Stevens
Name: Scott Stevens
Title: Vice President

VOYA FINANCIAL PARTNERS, LLC

By: /s/ Scott Stevens
Name: Scott Stevens
Title: Vice President

EXHIBIT A

Section 1

All current and future funds available for sale through the distribution channel, including but not limited to any funds listed below.

	CLASS Y SHARES		CLASS R3 SHARES		CLASS R4 SHARES		CLASS R5 SHARES		CLASS R6 SHARES
FUND NAME
	TICKER	CUSIP	TICKER	CUSIP	TICKER	CUSIP	TICKER	CUSIP	TICKER	CUSIP
	SYMBOL		SYMBOL		SYMBOL		SYMBOL		SYMBOL
The Hartford Balanced Fund	IHAYX	416645786	ITTRX	416649630	ITTSX	416649333	ITTTX	41664L708	ITTVX	41665K477
The Hartford Balanced Income Fund	HBLYX	416648210	HBLRX	41664M797	HBLSX	41664M789	HBLTX	41664M771	HBLVX	41664R325
The Hartford Capital Appreciation Fund	HCAYX	416645604	ITHRX	416649655	ITHSX	416649358	ITHTX	41664L500	ITHVX	41664R317
The Hartford Checks and Balances Fund	N/A	N/A	HCKRX	41664L278	HCKSX	41664L260	HCKTX	41664L252	N/A	N/A
The Hartford Conservative Allocation Fund	N/A	N/A	HCVRX	416649739	HCVSX	416649432	HCVTX	416649135	N/A	N/A
Hartford Core Equity Fund	HGIYX	416645653	HGIRX	416649564	HGISX	416649267	HGITX	41664L849	HAITX	41664R184
The Hartford Dividend & Growth Fund	HDGYX	416645828	HDGRX	416649580	HDGSX	416649283	HDGTX	41664L864	HDGVX	41664R291
The Hartford Emerging Markets Local Debt Fund	HLDYX	41664M268	HLDRX	41664M292	HLDSX	41664M284	HLDTX	41664M276	N/A	N/A
Hartford Emerging Markets Equity Fund	HERYX	41664M342	HERRX	41664M375	HERSX	41664M367	HERTX	41664M359	HERVX	41665K519
Hartford Environmental Opportunities Fund	HEOYX	41664T834	HEORX	41664T875	HEOSX	41664T867	HEOTX	41664T859	HEOVX	41664T842
The Hartford Equity Income Fund	HQIYX	416648855	HQIRX	416649663	HQISX	416649366	HQITX	41664L401	HQIVX	41664R283
The Hartford Floating Rate Fund	HFLYX	416648525	HFLRX	416649531	HFLSX	416649234	HFLTX	41664L815	N/A	N/A
The Hartford Floating Rate High Income Fund	HFHYX	41664M110	HFHRX	41664M144	HFHSX	41664M136	HFHTX	41664M128	N/A	N/A
The Hartford Global All-Asset Fund	HLAYX	41664M466	HLARX	41664M458	HLASX	41664M441	HLATX	41664M433	HLAUX	41665K469
Hartford Global Impact Fund	HGXYX	41664T784	HGXRX	41664T776	HGXSX	41664T768	HGXTX	41664T750	HGXVX	41664T743
The Hartford Global Real Asset Fund	HRLYX	41664M557	HRLRX	41664M540	HRLSX	41664M532	HRLTX	41664M516	N/A	N/A
The Hartford Growth Allocation Fund	N/A	N/A	HRARX	416649754	HRASX	416649457	HRATX	416649150	N/A	N/A

204161292_5 LAW                                                                                                                4

EXHIBIT A

Section 1

	CLASS Y SHARES		CLASS R3 SHARES		CLASS R4 SHARES		CLASS R5 SHARES		CLASS R6 SHARES
FUND NAME
	TICKER	CUSIP	TICKER	CUSIP	TICKER	CUSIP	TICKER	CUSIP	TICKER	CUSIP
	SYMBOL		SYMBOL		SYMBOL		SYMBOL		SYMBOL
The Hartford Growth Opportunities Fund	HGOYX	416529816	HGORX	416641603	HGOSX	416641876	HGOTX	416641835	HGOVX	416641785
The Hartford Healthcare Fund	HGHYX	416645364	HGHRX	416649671	HGHSX	416649374	HGHTX	41664L302	N/A	N/A
The Hartford High Yield Fund	HAHYX	416645455	HAHRX	416649648	HAHSX	416649341	HAHTX	41664L609	N/A	N/A
The Hartford Inflation Plus Fund	HIPYX	416648830	HIPRX	416649598	HIPSX	416649291	HIPTX	41664L872	N/A	N/A
Hartford International Equity Fund	HDVYX	41664L344	HDVRX	41664L336	HDVSX	41664L328	HDVTX	41664L310	HDVVX	41665K493
The Hartford International Growth Fund	HNCYX	416646800	HNCRX	416649689	HNCSX	416649382	HNCTX	41664L203	HNCUX	41665K451
The Hartford International Opportunities Fund	HAOYX	416645885	IHORX	416649549	IHOSX	416649242	IHOTX	41664L823	IHOVX	41664R275
The Hartford International Small Company Fund	HNSYX	416646883	HNSRX	41664M730	HNSSX	41664M722	HNSTX	41664M714	N/A	N/A
The Hartford International Value Fund	HILYX	41664M649	HILRX	41664M623	HILSX	41664M615	HILTX	41664M599	N/A	N/A
Hartford Long/Short Global Equity Fund	HLOYX	41664R333	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
The Hartford MidCap Fund	HMDYX	416645687	HFMRX	41664M862	HFMSX	41664M854	HFMTX	41664M847	HFMVX	41664R267
The Hartford MidCap Value Fund	HMVYX	416646875	HMVRX	41664M698	HMVSX	41664M680	HMVTX	41664M672	N/A	N/A
Hartford Moderate Allocation Fund	N/A	N/A	HBARX	416649747	HBASX	416649440	HBATX	416649143	N/A	N/A
The Hartford Municipal Opportunities Fund	HHMYX	41665K527	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hartford Multi Asset Income Fund	HAFYX	41664R374	HAFRX	41664R416	HAFSX	41664R390	HAFTX	41664R382	N/A	N/A
The Hartford Quality Bond Fund	HQBYX	41664R788	HQBRX	41664R770	HQBSX	41664R762	HQBTX	41664R754	N/A	N/A
Hartford Quality Value Fund	HVOYX	416529717	HVORX	416641801	HVOSX	416641850	HVOTX	416641819	HVOVX	41665K485
The Hartford Short Duration Fund	HSDYX	416648822	HSDRX	41664R879	HSDSX	41664R861	HSDTX	41664R853	N/A	N/A
The Hartford Small Company Fund	HSCYX	416645307	IHSRX	416649697	IHSSX	416649390	IHSUX	41664L104	IHSVX	41664R242
The Hartford SmallCap Growth Fund	HSLYX	416529808	HSLRX	416641702	HSLSX	416641868	HSLTX	416641827	HSLVX	41164R259

204161292_5 LAW                                                                                                                5

EXHIBIT A

Section 1

	CLASS Y SHARES		CLASS R3 SHARES		CLASS R4 SHARES		CLASS R5 SHARES		CLASS R6 SHARES
FUND NAME
	TICKER	CUSIP	TICKER	CUSIP	TICKER	CUSIP	TICKER	CUSIP	TICKER	CUSIP
	SYMBOL		SYMBOL		SYMBOL		SYMBOL		SYMBOL
Hartford Small Cap Value Fund	HSMYX	416648616	HSMRX	41664R101	HSMSX	41664R200	HSMTX	41664R309	HSMVX	41665K444
The Hartford Strategic Income Fund	HSNYX	41664L583	HSNRX	41664R408	HSNSX	41664R507	HSNTX	41664R606	HSNVX	41664R234
The Hartford Total Return Bond Fund	HABYX	416645752	ITBRX	416649556	ITBUX	416649259	ITBTX	41664L831	ITBVX	41664R226
The Hartford World Bond Fund	HWDYX	41664M185	HWDRX	41664M227	HWDSX	41664M219	HWDTX	41664M193	HWDVX	41664R218
Hartford Schroders Emerging Markets Equity Fund	HHHYX	41665H797	HHHRX	41665H839	HHHSX	41665H821	HHHTX	41665H813	N/A	N/A
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	HFZYX	41665H714	HFZRX	41665H748	HFZSX	41665H730	HFZTX	41665H722	N/A	N/A
Hartford Schroders Global Strategic Bond Fund	HSBYX	41665H540	HSBRX	41665H573	HSBSX	41665H565	HSBTX	41665H557	N/A	N/A
Hartford Schroders International Multi-Cap Value Fund	HFYYX	41665H367	HFYRX	41665H391	HFYSX	41665H383	HFYTX	41665H375	N/A	N/A
Hartford Schroders International Stock Fund	HSWYX	41665H458	HSWRX	41665H482	HSWSX	41665H474	HSWTX	41665H466	N/A	N/A
Hartford Schroders Tax-Aware Bond Fund	HFKYX	41665H888	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hartford Schroders US Small Cap Opportunities Fund	HOOYX	41665H276	HOORX	41665H318	HOOSX	41665H292	HOOTX	41665H284	N/A	N/A
Hartford Schroders US Small/Mid Cap Opportunities Fund	HFDYX	41665H185	HFDRX	41665H227	HFDSX	41665H219	HFDTX	41665H193	N/A	N/A

CLASS SDR SHARES
FUND NAME
	TICKER SYMBOL	CUSIP
Hartford Schroders Emerging Markets Equity Fund	SEMTX	41665H789
Hartford Schroders Global Strategic Bond Fund	SGBJX	41665H532
Hartford Schroders International Multi-Cap Value Fund	SIDRX	41665H359

204161292_5 LAW                                                                                                                6

EXHIBIT A

Section 1

CLASS SDR SHARES
FUND NAME
	TICKER SYMBOL	CUSIP
Hartford Schroders International Stock Fund	SCIJX	41665H441
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	SMSRX	41665H698
Hartford Schroders Tax-Aware Bond Fund	HFKVX	41665H870
Hartford Schroders US Small Cap Opportunities Fund	SCURX	41665H268
Hartford Schroders US Small/Mid Cap Opportunities Fund	SMDRX	41665H177

204161292_5 LAW                                                                                                                7

EXHIBIT A

Section 2

COMPENSATION

(a)        Class R Share Fees:  The Fees paid with respect to Class R shares of a Fund, as applicable, shall be a Service Fee, a Sub TA Fee and an Other Fee, if applicable.  The Sub TA Fee payable with respect to Class R shares for services provided by Voya shall be paid by Transfer Agent or an affiliate out of assets received from the Fund for recordkeeping and/or administrative services as set forth in Section 3 of the Agreement (i.e., establishment and maintenance of Plan and Participant records related to Instructions and processing Instructions from Contract owners, Plan Representatives and/or Participants), transmission of reports and other written materials from the Funds to Contract owners, Plan Representatives and/or Participants and other related administrative services.  The Service Fee shall be paid by the pertinent Fund’s distributor or underwriter for distribution-related services related to activities primarily intended to result in selection by a Contract owner or Plan Representative of one or more Funds for inclusion as an option under a Plan or investment in one or more Funds by a Plan Representative or a Participant (e.g., marketing services).  Sub TA Fees with respect to Class R shares of a Fund are not paid pursuant to a 12b-1 plan.  The Service Fee may be paid in accordance with the Fund’s 12b-1 plan, if applicable.  The parties agree that in the event that a broker-dealer of record is registered to an Account, the distribution related portion of the Service Fee shall be paid to such broker-dealer pursuant to a separate Selling Agreement and shall not be paid to Voya.   Any Other Fees payable in respect of Class R shares for supplemental recordkeeping and/or administrative services provided to Contract owners, Plans or Participants shall be paid by HFMC out of its own resources and not as an expense to or out of the assets of the Funds and may be paid as additional compensation for supplemental administrative services to Contract owners or Participants and/or supplemental distribution-related services provided to Contract owners, Plans or Participants.  Other Fees paid with respect to Class R shares of a Fund are not paid pursuant to a 12b-1 Plan.  The parties agree that in the event a Fund’s 12b-1 plan is either modified or discontinued by a Fund, the Fund’s (or a Fund affiliate) obligation to pay any part of a Fee that is paid pursuant to a 12b-1 Plan will automatically terminate (provided that the Voya shall be entitled to any Fees earned for the period in which such termination occurs, on a pro rata basis).

(b)        Class Y Share Fees:  The first ___ (x) basis points* of Fees paid with respect to Class Y shares of a Fund shall be a Sub TA Fee.  Any Sub TA Fees payable with respect to Class Y shares for services provided by Voya shall be paid by Transfer Agent or an affiliate out of assets received from the Fund for recordkeeping and/or administrative Services (i.e., establishment and maintenance of Plan and Participant records related to Instructions and processing Instructions from Contract owners, Plan Representatives and/or Participants), transmission of reports and other written materials from the Funds to Contract owners, Plan Representatives and/or Participants and other related administrative services.  Sub-TA Fees paid with respect to Class Y shares of a Fund are not paid pursuant to a 12b-1 Plan.  Any amount paid in excess of ___ (x) basis points* shall be an Other Fee. Any Other Fee shall be paid by HFMC out of its own resources and not as an expense to or out of the assets of the Funds and may be paid as additional compensation for supplemental recordkeeping and/or administrative services to Contract owners or Participants and/or supplemental distribution-related services provided to Contract owners, Plans or Participants.  Other Fees paid with respect to Class Y shares of a Fund are not paid pursuant to a 12b-1 Plan.

*In certain cases as approved by a Fund’s Board of Directors, this may be “__ (xx) basis points”.

204161292_5 LAW                                                                            8

EXHIBIT A

Section 2

Amendment effective May 1, 2019.  Effective on May 1, 2019, the following paragraph (b) disclosure replaces the paragraph (b) above:

            (b)        Class Y Share Fees:  The Fees paid with respect to Class Y shares of a Fund shall be a Sub TA Fee and an Other Fee, if applicable.  The Sub TA Fee payable with respect to Class Y shares for services provided by Voya shall be paid by Transfer Agent or an affiliate out of assets received from the Fund for recordkeeping and/or administrative Services (i.e., establishment and maintenance of Contract owners, Plan and Participant records related to Instructions and processing Instructions from Contract owners, Plan Representatives and/or Participants), transmission of reports and other written materials from the Funds to Contract owners, Plan Representatives and/or Participants and other related administrative services.  Sub TA Fees paid with respect to Class Y shares of a Fund are not paid pursuant to a 12b-1 Plan.  Any amount paid in excess of ___ (xx) basis points shall be an Other Fee. Any Other Fee shall be paid by HFMC out of its own resources and not as an expense to or out of the assets of the Funds and may be paid as additional compensation for supplemental recordkeeping and/or administrative services to Contract owners or Participants and/or supplemental distribution-related services provided to Contract owners, Plans or Participants.  Other Fees paid with respect to Class Y shares of a Fund are not paid pursuant to a 12b-1 Plan.

(c)        The average aggregate amount invested in the Funds through Contracts or through arrangements with the Plans over a calendar quarter shall be computed by totaling daily balances during the quarter and dividing such total by the actual number of days in the quarter.

(d)        Each Fee shall be calculated by multiplying the average daily net asset value of the Shares of each class of each Fund that are held on behalf of the Plans in an Account for which Voya is providing Plan Services by the appropriate basis points as set forth below in Section 3 of this Exhibit A.  Voya Retirement or Voya Institutional or its designee shall calculate the amount of each quarterly payment and shall deliver to the Transfer Agent a quarterly invoice showing the calculation of the amount payable to the Voya Retirement or Voya Institutional.  The Transfer Agent will make payment to Voya Retirement or Voya Institutional within thirty (30) days of receipt of the quarterly invoice.

(e)        To the extent that any Fees have been paid pursuant to a 12b-1 Plan, HFMC shall provide to each Fund’s Board of Directors, and the directors shall review, at least quarterly, a written report of such Fees paid to Voya Retirement and/or Voya Institutional pursuant to a 12b-1 Plan and the purposes for which such Fees were paid.

204161292_5 LAW                                                                            9

EXHIBIT A

Section 3

Fees

The following chart shall be used to calculate Fees pursuant to Section 2 of this Exhibit A with respect to each Fund and Share class; Class R6 and Class SDR have no fees and therefore are not included in the table:

FUND NAME	CLASS Y SHARES	CLASS R3 SHARES			CLASS R4 SHARES			CLASS R5 SHARES
	SubTA/Other Fee†	Service Fee††	SubTA. Fee	Other Fee	Service Fee	SubTA. Fee	Other Fee	Service Fee	SubTA. Fee	Other Fee
The Hartford Balanced Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Balanced Income Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Capital Appreciation Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Checks and Balances Fund	N/A	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Conservative Allocation Fund	N/A	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
Hartford Core Equity Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	x bps	xx bps	x bps
The Hartford Dividend & Growth Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Emerging Markets Local Debt Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
Hartford Emerging Markets Equity Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
Hartford Environmental Opportunities Fund	xx bps	xx bps	xx bps	x bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Equity Income Fund*	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Floating Rate Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Floating Rate High Income Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Global All-Asset Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
Hartford Global Impact Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Global Real Asset Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Growth Allocation Fund	N/A	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Growth Opportunities Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Healthcare Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford High Yield Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Inflation Plus Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps

204161292_5 LAW

EXHIBIT A

Section 3

FUND NAME	CLASS Y SHARES	CLASS R3 SHARES			CLASS R4 SHARES			CLASS R5 SHARES
	SubTA/Other Fee†	Service Fee††	SubTA. Fee	Other Fee	Service Fee	SubTA. Fee	Other Fee	Service Fee	SubTA. Fee	Other Fee
Hartford International Equity Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford International Growth Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford International Opportunities Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford International Small Company Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford International Value Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
Hartford Long/Short Global Equity Fund	xx bps	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
The Hartford MidCap Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford MidCap Value Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
Hartford Moderate Allocation Fund	N/A	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Municipal Opportunities Fund	x bps	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hartford Multi Asset Income Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Quality Bond Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
Hartford Quality Value Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Short Duration Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Small Company Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford SmallCap Growth Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
Hartford Small Cap Value Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Strategic Income Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford Total Return Bond Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
The Hartford World Bond Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
Hartford Schroders Emerging Markets Equity Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	x bps	xx bps	x bps
Hartford Schroders Global Strategic Bond Fund	x bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	x bps	xx bps	x bps
Hartford Schroders International Multi-Cap Value Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps

204161292_5 LAW

EXHIBIT A

Section 3

FUND NAME	CLASS Y SHARES	CLASS R3 SHARES			CLASS R4 SHARES			CLASS R5 SHARES
	SubTA/Other Fee†	Service Fee††	SubTA. Fee	Other Fee	Service Fee	SubTA. Fee	Other Fee	Service Fee	SubTA. Fee	Other Fee
Hartford Schroders International Stock Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
Hartford Schroders Tax-Aware Bond Fund	x bps	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Hartford Schroders US Small Cap Opportunities Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps
Hartford Schroders US Small/Mid Cap Opportunities Fund	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	xx bps	x bps	xx bps	xx bps

*For Plans invested in Class Y shares of The Hartford Equity Income Fund prior to April 1, 2016 (which may include Plans that agree to invest prior to April 1, 2016 that will fund their investment on or after April 1, 2016), the Other Fee will be xx bps.

†See Section 2 paragraph (b) of this Exhibit A for a description of how the breakdown between Sub TA Fee and Other Fee.

††See Section 2 paragraph (a) of this Exhibit A for a description of how the Service Fee may be paid.  Plan Agent may only receive a maximum of xx bps of this fee.

Please contact Hartford Dealer Support to ensure the quarterly invoice includes the appropriate level of detail.  An example of an invoice is available upon request.  Administrative Fees and Other Fees must be invoiced and/or accounted for separately.

Email Invoice To:       Dealersupport@Hartfordfunds.com

For Questions Contact:           Dealer Support at (888) 843-7824; silent option 4, option 4

Amendment: This Exhibit A maybe be amended from time to time by Fund Agent and shall supersede all prior versions of this Exhibit A and be deemed to constitute a valid amendment to the Agreement effective upon receipt by the Plan Agent of any such amended Exhibit A.

204161292_5 LAW

EXHIBIT A-1

Section 1

This Exhibit A-1 applies to all new plan business beginning April 1, 2019; existing plan business will continue to transact pursuant to the terms and rates set forth in Exhibit A.  References in the Agreement to “Exhibit A” shall be deemed to be references to “Exhibit A-1” for all new plan business on or after April 1, 2019.

FUNDS

All current and future funds available for sale through the distribution channel, including but not limited to any funds listed below.

FUND NAME	CLASS R3 SHARES		CLASS R4 SHARES		CLASS R5 SHARES		CLASS R6 SHARES
	TICKER SYMBOL	CUSIP	TICKER SYMBOL	CUSIP	TICKER SYMBOL	CUSIP	TICKER SYMBOL	CUSIP
The Hartford Balanced Fund	ITTRX	416649630	ITTSX	416649333	ITTTX	41664L708	ITTVX	41665K477
The Hartford Balanced Income Fund	HBLRX	41664M797	HBLSX	41664M789	HBLTX	41664M771	HBLVX	41664R325
The Hartford Capital Appreciation Fund	ITHRX	416649655	ITHSX	416649358	ITHTX	41664L500	ITHVX	41664R317
The Hartford Checks and Balances Fund	HCKRX	41664L278	HCKSX	41664L260	HCKTX	41664L252	N/A	N/A
The Hartford Conservative Allocation Fund	HCVRX	416649739	HCVSX	416649432	HCVTX	416649135	N/A	N/A
Hartford Core Equity Fund	HGIRX	416649564	HGISX	416649267	HGITX	41664L849	HAITX	41664R184
The Hartford Dividend & Growth Fund	HDGRX	416649580	HDGSX	416649283	HDGTX	41664L864	HDGVX	41664R291
The Hartford Emerging Markets Local Debt Fund	HLDRX	41664M292	HLDSX	41664M284	HLDTX	41664M276	N/A	N/A
Hartford Emerging Markets Equity Fund	HERRX	41664M375	HERSX	41664M367	HERTX	41664M359	HERVX	41665K519
Hartford Environmental Opportunities Fund	HEORX	41664T875	HEOSX	41664T867	HEOTX	41664T859	HEOVX	41664T842
The Hartford Equity Income Fund	HQIRX	416649663	HQISX	416649366	HQITX	41664L401	HQIVX	41664R283
The Hartford Floating Rate Fund	HFLRX	416649531	HFLSX	416649234	HFLTX	41664L815	N/A	N/A
The Hartford Floating Rate High Income Fund	HFHRX	41664M144	HFHSX	41664M136	HFHTX	41664M128	N/A	N/A
The Hartford Global All-Asset Fund	HLARX	41664M458	HLASX	41664M441	HLATX	41664M433	HLAUX	41665K469
Hartford Global Impact Fund	HGXRX	41664T776	HGXSX	41664T768	HGXTX	41664T750	HGXVX	41664T743
The Hartford Global Real Asset Fund	HRLRX	41664M540	HRLSX	41664M532	HRLTX	41664M516	N/A	N/A
The Hartford Growth Allocation Fund	HRARX	416649754	HRASX	416649457	HRATX	416649150	N/A	N/A

204161292_5 LAW

EXHIBIT A-1

Section 1

FUND NAME	CLASS R3 SHARES		CLASS R4 SHARES		CLASS R5 SHARES		CLASS R6 SHARES
	TICKER SYMBOL	CUSIP	TICKER SYMBOL	CUSIP	TICKER SYMBOL	CUSIP	TICKER SYMBOL	CUSIP
The Hartford Growth Opportunities Fund	HGORX	416641603	HGOSX	416641876	HGOTX	416641835	HGOVX	416641785
The Hartford Healthcare Fund	HGHRX	416649671	HGHSX	416649374	HGHTX	41664L302	N/A	N/A
The Hartford High Yield Fund	HAHRX	416649648	HAHSX	416649341	HAHTX	41664L609	N/A	N/A
The Hartford Inflation Plus Fund	HIPRX	416649598	HIPSX	416649291	HIPTX	41664L872	N/A	N/A
Hartford International Equity Fund	HDVRX	41664L336	HDVSX	41664L328	HDVTX	41664L310	HDVVX	41665K493
The Hartford International Growth Fund	HNCRX	416649689	HNCSX	416649382	HNCTX	41664L203	HNCUX	41665K451
The Hartford International Opportunities Fund	IHORX	416649549	IHOSX	416649242	IHOTX	41664L823	IHOVX	41664R275
The Hartford International Small Company Fund	HNSRX	41664M730	HNSSX	41664M722	HNSTX	41664M714	N/A	N/A
The Hartford International Value Fund	HILRX	41664M623	HILSX	41664M615	HILTX	41664M599	N/A	N/A
The Hartford MidCap Fund	HFMRX	41664M862	HFMSX	41664M854	HFMTX	41664M847	HFMVX	41664R267
The Hartford MidCap Value Fund	HMVRX	41664M698	HMVSX	41664M680	HMVTX	41664M672	N/A	N/A
Hartford Moderate Allocation Fund	HBARX	416649747	HBASX	416649440	HBATX	416649143	N/A	N/A
Hartford Multi Asset Income Fund	HAFRX	41664R416	HAFSX	41664R390	HAFTX	41664R382	N/A	N/A
The Hartford Quality Bond Fund	HQBRX	41664R770	HQBSX	41664R762	HQBTX	41664R754	N/A	N/A
Hartford Quality Value Fund	HVORX	416641801	HVOSX	416641850	HVOTX	416641819	HVOVX	41665K485
The Hartford Short Duration Fund	HSDRX	41664R879	HSDSX	41664R861	HSDTX	41664R853	N/A	N/A
The Hartford Small Company Fund	IHSRX	416649697	IHSSX	416649390	IHSUX	41664L104	IHSVX	41664R242
The Hartford SmallCap Growth Fund	HSLRX	416641702	HSLSX	416641868	HSLTX	416641827	HSLVX	41164R259
Hartford Small Cap Value Fund	HSMRX	41664R101	HSMSX	41664R200	HSMTX	41664R309	HSMVX	41665K444
The Hartford Strategic Income Fund	HSNRX	41664R408	HSNSX	41664R507	HSNTX	41664R606	HSNVX	41664R234
The Hartford Total Return Bond Fund	ITBRX	416649556	ITBUX	416649259	ITBTX	41664L831	ITBVX	41664R226
The Hartford World Bond Fund	HWDRX	41664M227	HWDSX	41664M219	HWDTX	41664M193	HWDVX	41664R218
Hartford Schroders Emerging Markets Equity Fund	HHHRX	41665H839	HHHSX	41665H821	HHHTX	41665H813	N/A	N/A
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	HFZRX	41665H748	HFZSX	41665H730	HFZTX	41665H722	N/A	N/A

204161292_5 LAW

EXHIBIT A-1

Section 1

FUND NAME	CLASS R3 SHARES		CLASS R4 SHARES		CLASS R5 SHARES		CLASS R6 SHARES
	TICKER SYMBOL	CUSIP	TICKER SYMBOL	CUSIP	TICKER SYMBOL	CUSIP	TICKER SYMBOL	CUSIP
Hartford Schroders Global Strategic Bond Fund	HSBRX	41665H573	HSBSX	41665H565	HSBTX	41665H557	N/A	N/A
Hartford Schroders International Multi-Cap Value Fund	HFYRX	41665H391	HFYSX	41665H383	HFYTX	41665H375	N/A	N/A
Hartford Schroders International Stock Fund	HSWRX	41665H482	HSWSX	41665H474	HSWTX	41665H466	N/A	N/A
Hartford Schroders US Small Cap Opportunities Fund	HOORX	41665H318	HOOSX	41665H292	HOOTX	41665H284	N/A	N/A
Hartford Schroders US Small/Mid Cap Opportunities Fund	HFDRX	41665H227	HFDSX	41665H219	HFDTX	41665H193	N/A	N/A

FUND NAME	CLASS SDR SHARES
	TICKER SYMBOL	CUSIP
Hartford Schroders Emerging Markets Equity Fund	SEMTX	41665H789
Hartford Schroders Global Strategic Bond Fund	SGBJX	41665H532
Hartford Schroders International Multi-Cap Value Fund	SIDRX	41665H359
Hartford Schroders International Stock Fund	SCIJX	41665H441
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	SMSRX	41665H698
Hartford Schroders Tax-Aware Bond Fund	HFKVX	41665H870
Hartford Schroders US Small Cap Opportunities Fund	SCURX	41665H268
Hartford Schroders US Small/Mid Cap Opportunities Fund	SMDRX	41665H177

204161292_5 LAW

EXHIBIT A-1

Section 2

(a)        Class R Share Fees:  The Fees paid with respect to Class R shares of a Fund, as applicable, shall be a Service Fee and a Sub TA Fee, if applicable.  The Sub TA Fee payable with respect to Class R shares for services provided by Plan Agent shall be paid by Transfer Agent or an affiliate out of assets received from the Fund for recordkeeping and/or administrative services as set forth in Section 3 of the Agreement (i.e., establishment and maintenance of Plan and Participant records related to Instructions and processing Instructions from Contract owners,  Plan Representatives and/or Participants), transmission of reports and other written materials from the Funds to Contract owners, Plan Representatives and/or Participants and other related administrative services.  The Service Fee shall be paid by the pertinent Fund’s distributor or underwriter for distribution-related services related to activities primarily intended to result in selection by a Contract owner or Plan Representative of one or more Funds for inclusion as an option under a Plan or investment in one or more Funds by a Contract owners, Plan Representative or a Participant (e.g., marketing services).  Sub TA Fees with respect to Class R shares of a Fund are not paid pursuant to a 12b-1 plan.  The Service Fee may be paid in accordance with the Fund’s 12b-1 plan, if applicable.  The parties agree that in the event that a broker-dealer of record is registered to an Account, the distribution related portion of the Service Fee shall be paid to such broker-dealer pursuant to a separate Selling Agreement and shall not be paid to the Plan Agent.

(b)        The average aggregate amount invested in the Funds through Contracts or through arrangements with Plans over a calendar quarter shall be computed by totaling daily balances during the quarter and dividing such total by the actual number of days in the quarter.

(c)        Each Fee shall be calculated by multiplying the average daily net asset value of the Shares of each class of each Fund that are held on behalf of the Plans in an Account for which Voya is providing Plan Services by the appropriate basis points as set forth below in Section 3 of this Exhibit A.  Voya Retirement or Voya Institutional or its designee shall calculate the amount of each quarterly payment and shall deliver to the Transfer Agent a quarterly invoice showing the calculation of the amount payable to Voya Retirement or Voya Institutional.  The Transfer Agent will make payment to Voya Retirement or Voya Institutional within thirty (30) days of receipt of the quarterly invoice.

(d)        To the extent that any Fees have been paid pursuant to a 12b-1 Plan, HFMC shall provide to each Fund’s Board of Directors, and the directors shall review, at least quarterly, a written report of such Fees paid to Voya Retirement and/or Voya Institutional pursuant to a 12b-1 Plan and the purposes for which such Fees were paid.

204161292_5 LAW

EXHIBIT A-1

Section 3

Fees

The following chart shall be used to calculate Fees pursuant to Section 2 of this Exhibit A-1 with respect to each Fund and Share class; Class R6 and Class SDR have no fees and therefore are not included in the table:

CLASS R3 SHARES		CLASS R4 SHARES		CLASS R5 SHARES
Service Fee*	Sub TA Fee	Service Fee	Sub TA Fee	Service Fee	Sub TA Fee
xx bps	xx bps	xx bps	xx bps	x bps	xx bps

*See Section 2 paragraph (a) of this Exhibit A-1 for a description of how the Service Fee may be paid.  Plan Agent may only receive a maximum of xx bps of this fee.

Please contact Hartford Dealer Support to ensure the quarterly invoice includes the appropriate level of detail.  An example of an invoice is available upon request.  Sub TA Fees must be invoiced and/or accounted for separately.
Email Invoice To:          Dealersupport@Hartfordfunds.com
For Questions Contact: Dealer Support at (888) 843-7824; silent option 4

Amendment: This Exhibit A-1 may be amended from time to time by Fund Agent and shall supersede all prior versions of this Exhibit A-1 and be deemed to constitute a valid amendment to the Agreement effective upon receipt by Voya of any such amended Exhibit A-1.

204161292_5 LAW